SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of April 1, 1999,
                  providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-10)



                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)

        New Jersey                 33-5042                    21-0627285
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission              (I.R.S. Employer
 of incorporation)                File Number)             Identification No.)




                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On April 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Mortgage Pass-Through Certificates, Series 1999-10 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-10") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated April 22, 1999 as supplemented by the prospectus supplement dated April 22, 1999.

The original principal balance of each class of the Certificates is as follows:
          Class A1                          $95,000,000.00
          Class A2                          $73,415,920.00
          Class A3                          $18,353,980.00
          Class PO                             $421,561.01
          Class R                                  $100.00
          Class M                            $1,724,000.00
          Class B1                             $670,000.00
          Class B2                             $574,000.00
          Class B3                             $671,000.00
          Class B4                             $383,000.00
          Class B5                             $287,405.96
          Total :                          $191,500,966.97

The initial Junior Percentage and initial Senior Percentage for Pool 1999-10 are approximately 2.25% and 97.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-10 as of the initial issuance of the Certificates are $100,000.00, $1,915,010.00 and $3,304,536.00, respectively, representing approximately .05%, 1.00%, and 1.73%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of April 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-10

Pool 1999-10 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by mortgage notes which have original maturities of 10 to 15 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $191,500,966.97.

The interest rates (the "Mortgage Rates") borne by the 660 Mortgage Loans conveyed by GECMSI to Pool 1999-10 range from 5.8750% to 11.7500% and the weighted average Mortgage Rate as of the Cut-off Date is 6.8723% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-10 ranged from $12,000.00 to $1,500,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-10 is $290,152.98, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-10 is November 1985, and the latest scheduled maturity date of any such Mortgage Loan is April 2014. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-10 is 66.5425%.

The Mortgage Loans in Pool 1999-10 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-10:

 MORTGAGE           # OF          AGGREGATE BALANCES          % OF POOL BY
  RATES             LOANS        AS OF CUT-OFF DATE         AGGREGATE BALANCE
  -----             -----        ------------------         -----------------

  5.8750%             1                $442,955.21               0.2313%
  6.0000%             1                $241,711.97               0.1262%
  6.1250%             5              $1,494,004.62               0.7802%
  6.2500%             9              $3,215,751.69               1.6792%
  6.3750%            31             $10,445,310.38               5.4544%
  6.5000%            36             $12,520,538.27               6.5381%
  6.6250%            66             $22,917,759.63              11.9674%
  6.7500%           114             $39,861,258.52              20.8152%
  6.8750%            98             $32,689,363.31              17.0701%
  7.0000%            85             $29,678,146.77              15.4976%
  7.1250%            42             $12,827,982.40               6.6987%
  7.2500%            42             $12,547,356.44               6.5521%
  7.3750%            21              $4,821,627.37               2.5178%
  7.5000%            11              $1,581,963.40               0.8261%
  7.6250%             8                $928,889.28               0.4851%
  7.7500%            13              $1,600,772.16               0.8359%
  7.8750%             9                $915,247.54               0.4779%
  8.0000%             9                $529,963.29               0.2767%
  8.1250%             6                $548,371.28               0.2864%
  8.2500%             5                $250,648.37               0.1309%
  8.3750%             3                $221,022.86               0.1154%
  8.6250%             1                $216,421.81               0.1130%
  8.7500%             1                 $36,151.33               0.0189%
  9.6250%             1                 $19,049.54               0.0099%
  9.7500%             2                 $71,663.93               0.0374%
  9.8750%             3                 $66,770.99               0.0349%
 10.0000%             2                 $45,841.90               0.0239%
 10.1250%             4                 $83,098.61               0.0434%
 10.2500%             3                 $83,575.95               0.0436%
 10.3750%             3                 $90,189.50               0.0471%
 10.5000%             4                 $91,651.63               0.0479%
 10.6250%             3                 $96,689.33               0.0505%
 10.7500%             8                $183,230.13               0.0957%
 10.8750%             2                 $34,019.35               0.0178%
 11.0000%             1                 $14,664.96               0.0077%
 11.1250%             1                 $16,984.42               0.0089%
 11.2500%             2                 $21,820.25               0.0114%
 11.5000%             1                 $19,526.99               0.0102%
 11.6250%             2                 $17,431.39               0.0091%
 11.7500%             1                 $11,540.20               0.0060%
   Total            660            $191,500,966.97             100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-10:

   ORIGINAL                 # OF       AGGREGATE BALANCES       % OF POOL BY
   BALANCES                 LOANS       AS OF CUT-OFF DATE        AGGREGATE BAL.
   --------                 -----       ------------------        --------------
$      0 - 227,150          157            $11,961,664.51           6.2463%
$227,151 - 250,000           25             $5,840,500.91           3.0499%
$250,001 - 300,000          173            $47,701,415.55          24.9092%
$300,001 - 350,000          123            $39,678,564.90          20.7198%
$350,001 - 400,000           68            $25,376,347.31          13.2513%
$400,001 - 450,000           35            $14,887,132.89           7.7739%
$450,001 - 600,000           54            $27,608,350.15          14.4168%
$600,001 - 650,000           15             $9,569,767.32           4.9972%
$650,001 - 1,500,000         10             $8,877,223.43           4.6356%
Total                       660           $191,500,966.97         100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-10 is $1,471,763.95.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-10 is $3,297.19.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-10:

   YEAR OF        # OF           AGGREGATE BALANCES         % OF POOL BY
 ORIGINATION      LOANS          AS OF CUT-OFF DATE        AGGREGATE BALANCE
 -----------      -----          ------------------        -----------------
    1985            7                 $91,638.19               0.0479%
    1986           36                $876,110.88               0.4575%
    1989            1                $305,550.00               0.1596%
    1991            1                $166,257.50               0.0868%
    1993            1                $316,953.55               0.1655%
    1994            1                $216,421.81               0.1130%
    1996            3                $839,677.42               0.4385%
    1997           20              $1,543,887.20               0.8062%
    1998          149             $47,208,950.93              24.6521%
    1999          441            $139,935,519.49              73.0730%
   Total          660            $191,500,966.97             100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-10:

LOAN-TO-VALUE
  RATIO AT              # OF         AGGREGATE BALANCES      % OF POOL BY
ORIGINATION             LOANS       AS OF CUT-OFF DATE    AGGREGATE BALANCE
-----------             -----       ------------------    -----------------
00.000 - 50.00           84           $23,681,895.89          12.3665%
50.001 - 60.00          112           $33,820,378.41          17.6607%
60.001 - 70.00          140           $40,559,412.55          21.1797%
70.001 - 75.00          113           $35,314,576.35          18.4409%
75.001 - 80.00          175           $51,464,088.74          26.8741%
80.001 - 85.00            5            $1,214,748.70           0.6343%
85.001 - 90.00           29            $4,937,107.29           2.5781%
90.001 - 95.00            2              $508,759.04           0.2657%
    Total               660          $191,500,966.97         100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of mortgaged properties securing the Mortgage Loans in Pool 1999-10:

        TYPE OF               # OF       AGGREGATE BALANCES      % OF POOL BY
        DWELLING              LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
        --------              -----      ------------------    -----------------
Single-family detached         587         $178,706,205.95         93.3187%
Single-family attached          13           $3,036,192.64          1.5855%
Condominium                     44           $8,002,488.79          4.1788%
2 - 4 Family Units              15           $1,539,657.78          0.8040%
Co-op                            1             $216,421.81          0.1130%
Total                          660         $191,500,977.97        100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the mortgaged properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-10:

                           # OF       AGGREGATE BALANCES     % OF POOL BY
           OCCUPANCY       LOANS      AS OF CUT-OFF DATE   AGGREGATE BALANCE
           ---------       -----      ------------------   -----------------
Owner Occupied              582         $181,002,242.28       94.5177%
Vacation                     21           $5,534,227.06        2.8899%
Investment                   57           $4,964,497.63        2.5924%
Total                       660         $191,500,966.97      100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the mortgaged properties securing the Mortgage Loans in Pool 1999-10:

                            # OF    AGGREGATE BALANCES          % OF POOL BY
  STATE                    LOANS   AS OF CUT-OFF DATE       AGGREGATE BALANCE
  -----                    -----   ------------------       -----------------
Alabama                      3            $920,171.49              0.4805%
Arizona                      9          $2,054,980.38              1.0731%
Arkansas                     1            $469,013.04              0.2449%
California                 264         $89,310,454.28             46.6371%
Colorado                    16          $2,758,251.30              1.4403%
Connecticut                  8          $2,387,399.08              1.2467%
Delaware                     2            $694,774.94              0.3628%
District Of Columbia         3            $711,391.04              0.3715%
Florida                     35          $8,306,958.32              4.3378%
Georgia                     16          $4,949,643.15              2.5847%
Idaho                        1             $48,737.54              0.0255%
Illinois                    21          $7,208,447.79              3.7642%
Indiana                      6          $1,850,980.98              0.9666%
Kansas                       1            $264,397.74              0.1381%
Kentucky                     2            $874,282.04              0.4565%
Louisiana                    2            $386,784.24              0.2020%
Maryland                     9          $3,328,630.30              1.7382%
Massachusetts               27          $6,755,469.31              3.5276%
Michigan                    21          $6,569,772.63              3.4307%
Minnesota                    2          $1,527,322.88              0.7976%
Missouri                     6          $2,510,954.63              1.3112%
Nevada                       4          $1,137,638.26              0.5941%
New Jersey                  37          $4,444,791.11              2.3210%
New Mexico                   5            $899,630.02              0.4698%
New York                    31          $4,393,626.77              2.2943%
North Carolina              12          $3,421,194.10              1.7865%
Ohio                        16          $5,602,657.98              2.9257%
Oklahoma                     1            $273,435.68              0.1428%
Oregon                      11          $2,213,477.07              1.1559%
Pennsylvania                19          $5,141,115.16              2.6846%
Rhode Island                 1            $336,732.06              0.1758%
South Carolina               3            $561,747.15              0.2933%
Texas                       29          $7,287,999.91              3.8057%
Utah                         3            $486,549.32              0.2541%
Vermont                      4            $996,927.27              0.5206%
Virginia                    10          $3,635,523.12              1.8984%
Washington                  12          $4,360,862.74              2.2772%
Wisconsin                    7          $2,418,242.15              1.2628%
Total                      660        $191,500,966.97            100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-10:

        YEAR OF    # OF        AGGREGATE BALANCES        % OF POOL BY
       MATURITY    LOANS       AS OF CUT-OFF DATE      AGGREGATE BALANCE
       --------    -----       ------------------      -----------------
         2000        4                 $57,051.34          0.0298%
         2001       39                $910,697.73          0.4756%
         2007        1                $166,257.50          0.0868%
         2009        7              $2,052,162.73          1.0716%
         2011        1                 $217,46.87          0.1136%
         2012       20              $1,543,887.20          0.8062%
         2013       92             $29,154,153.63         15.2240%
         2014      496            $157,399,299.97         82.1924%
        Total      660            $191,500,966.97        100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-10 calculated as of the Cut-off Date is 176 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-10:

                             # OF         AGGREGATE BALANCES        % OF POOL BY
        PURPOSE OF LOAN      LOANS        AS OF CUT-OFF DATE      AGGREGATE BALANCE
        ---------------      -----        ------------------      -----------------
Purchase                      143              $25,570,633.08         13.3527%
Rate Term/Refinance           382             $127,080,923.84         66.3605%
Cash-out Refinance            135              $38,849,410.05         20.2868%
Total                         660             $191,500,977.97        100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of June 22, 1995 and the related Terms Agreement, dated as of April 22, 1999, for certain of the Series 1999-10 Certificates between GE Capital Mortgage Services, Inc. and Credit Suisse First Boston Corporation.


1.2 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of April 22, 1999, for certain of the Series 1999-10 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-10 Certificates, dated as of April 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GE Capital Mortgage Services, Inc.



                                 By:      /s/ Syed W. Ali
                                          -------------------
                                 Name:    Syed W. Ali
                                 Title:   Vice President







Dated as of April 29, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 GE Capital Mortgage Services, Inc.



                                 By:      ___________________
                                 Name:    Syed W. Ali
                                 Title:   Vice President







Dated as of April 29, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


EXHIBIT NO.                     DESCRIPTION                       PAGE

   1.1          The Underwriting Agreement, dated
                as of June 22, 1995 and the related
                Terms Agreement, dated as of April
                22, 1999 for certain of the Series
                1999-10 Certificates between GE
                Capital Mortgage Services, Inc. and
                Credit Suisse First Boston
                Corporation.

   1.2          The Underwriting Agreement, dated
                as of September 21, 1995, and the
                related Terms Agreement, dated as
                of April 22, 1999, for certain of
                the Series 1999-10 Certificates
                between GE Capital Mortgage
                Services, Inc. and Bear, Stearns &
                Co. Inc.

   4.1          The Pooling and Servicing Agreement
                for the Series 1999-10
                Certificates, dated as of April 1,
                1999, between GE Capital Mortgage
                Services, Inc., as seller and
                servicer, and State Street Bank and
                Trust Company, as trustee.